SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

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Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
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[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


             Asset Allocation Portfolios on behalf of its series -
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 Large Cap Value Portfolio, Intermediate Income Portfolio and Foreign Bond Portfolio
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               (Name of Registrant as Specified In Its Charter)

                              Jennifer H. Hurford
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                  (Name of Person(s) Filing Proxy Statement)

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Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
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      3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]   Fee paid previously with preliminary materials
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previously. Identify the previous filing by registration statement number, or
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

           LARGE CAP VALUE PORTFOLIO, INTERMEDIATE INCOME PORTFOLIO
                          AND FOREIGN BOND PORTFOLIO

                              Elizabethan Square
                        George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


         NOTICE OF SPECIAL MEETING OF HOLDERS OF BENEFICIAL INTERESTS

                           To be held April 9, 1999



     A Special Meeting of Holders of Beneficial Interests in Large Cap Value Portfolio, Intermediate Income Portfolio and Foreign Bond Portfolio, will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 4:00 p.m., Eastern Time, for the following purposes:

     ITEM 1. To vote on a Sub-Management Agreement between SSBC Fund Management Inc. (formerly known as Mutual Management Corp.) and Asset Allocation Portfolios, with respect to Large Cap Value Portfolio.


     ITEM 2. To vote on a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Asset Allocation Portfolios, with respect to Foreign Bond Portfolio.

     ITEM 3. To vote on the transfer by Intermediate Income Portfolio of all its assets to U.S. Fixed Income Portfolio in exchange for an interest in U.S. Fixed Income Portfolio, followed by the dissolution of Intermediate Income Portfolio.

     ITEM 4. To vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Portfolio.

     ITEM 5. To transact such other business as may properly come before the Special Meeting of Holders of Beneficial Interests and any adjournments thereof.

     THE BOARD OF TRUSTEES OF THE PORTFOLIOS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 THROUGH 4.

     Only holders of beneficial interests of record on February 10, 1999 will be entitled to vote at the Special Meeting of Holders of Beneficial Interests and at any adjournments thereof.


                                            Philip W. Coolidge, President


March 26, 1999

     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HElP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

           LARGE CAP VALUE PORTFOLIO, INTERMEDIATE INCOME PORTFOLIO
                          AND FOREIGN BOND PORTFOLIO

                              Elizabethan Square
                        George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


                                PROXY STATEMENT


     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Large Cap Value Portfolio, Intermediate Income Portfolio and Foreign Bond Portfolio, for use at a Special Meeting of Holders of Beneficial Interests in these Portfolios, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 4:00 p.m., Eastern Time. The Meeting is being held to vote on new sub-management agreements for Large Cap Value Portfolio and Foreign Bond Portfolio, the transfer of assets of Intermediate Income Portfolio to U.S. Fixed Income Portfolio and certain other matters, as described below and in the accompanying Notice of Special Meeting.

     The close of business on February 10, 1999 has been fixed as the Record Date for the determination of holders of beneficial interests entitled to notice of and to vote at the Meeting. $111,502,512 of beneficial interests in Large Cap Value Portfolio, $185,019,913 of beneficial interests in Intermediate Income Portfolio, and $227,608,397 of beneficial interests in Foreign Bond Portfolio were outstanding as of the close of business on the Record Date. Holders of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests in each Portfolio bear to the total beneficial interests in that Portfolio.


     The Portfolios' Annual Report for the fiscal years ended October 31, 1998, including audited financial statements, has previously been sent to holders of beneficial interests and is available without charge upon request by calling the Portfolios at (345) 945-1824.


     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about March 26, 1999.


                  MANNER OF VOTING PROXIES AND VOTE REQUIRED

     If the accompanying form of proxy is executed properly and returned, interests represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Holders of beneficial interests in each Portfolio will vote separately with respect to each Item. Only holders of beneficial interests in the Portfolio in question are being asked to vote on Items 1 through 3. Holders of beneficial interests in each Portfolio are being asked to vote on Item 4. If no instructions are specified, all beneficial interests in each Portfolio will be voted FOR proposed Items 1 through 4. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Portfolios.

     If sufficient votes to approve the proposed Items 1 through 4 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all interests that they are entitled to vote with respect to Items 1 through 4 FOR the proposed adjournment, unless directed to disapprove the Item, in which case such interests will be voted against the proposed adjournment.

     With respect to each Portfolio, the presence in person or by proxy of the holders of interests representing a majority of the outstanding beneficial interests in that Portfolio entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 4. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 4.

                              GENERAL BACKGROUND

PROPOSED SUBADVISERS


     Citibank, N.A. is the adviser to the Portfolios and supervises the subadvisers that manage certain assets of Large Cap Value Portfolio and Foreign Bond Portfolio. Currently, Large Cap Value Portfolio is subadvised by SSBC Fund Management Inc. (formerly known as Mutual Management Corp.) and Foreign Bond Portfolio is subadvised by Salomon Brothers Asset Management Limited. Intermediate Income Portfolio does not have a subadviser.


     Each Portfolio pays a management fee to Citibank. If a subadviser manages any Portfolio assets, the Portfolio pays that subadviser a fee on those assets, and that fee is deducted from the management fee paid by the Portfolio to Citibank. By virtue of its investment in a Portfolio, each investor in that Portfolio bears its pro rata share of that Portfolio's management fee.


     SSBC Fund Management Inc. and Salomon Brothers Asset Management Limited may act as subadvisers only for an interim period unless their sub-management agreements are approved by investors in the appropriate Portfolios.


PROPOSED OPERATIONS

     Citibank has proposed that, effective May 1, 1999 (or another date selected by Citibank), Intermediate Income Portfolio transfer its assets to U.S. Fixed Income Portfolio, a mutual fund with a similar investment objective, in exchange for interests in U.S. Fixed Income Portfolio. Intermediate Income Portfolio will then dissolve, and its investors will receive interests in U.S. Fixed Income Portfolio. The transfer of assets by Intermediate Income Portfolio to U.S. Fixed Income Portfolio requires approval by investors in Intermediate Income Portfolio.

     HOLDERS OF BENEFICIAL INTEREST SHOULD NOTE THAT THE CONTRACTUAL LEVEL OF MANAGEMENT FEES FOR HOLDERS OF BENEFICIAL INTERESTS IN THE PORTFOLIOS WILL NOT INCREASE AS A RESULT OF ANY OF THESE PROPOSALS.

     ITEM 1. TO VOTE ON A SUB-MANAGEMENT AGREEMENT BETWEEN SSBC FUND MANAGEMENT INC. AND ASSET ALLOCATION PORTFOLIOS, WITH RESPECT TO LARGE CAP VALUE PORTFOLIO.


     ITEM 2. TO VOTE ON A SUB-MANAGEMENT AGREEMENT BETWEEN SALOMON BROTHERS ASSET MANAGEMENT LIMITED AND ASSET ALLOCATION PORTFOLIOS, WITH RESPECT TO FOREIGN BOND PORTFOLIO.

     Only investors in Large Cap Value Portfolio are being asked to vote on
Item 1, and only investors in Foreign Bond Portfolio are being asked to vote on
Item 2.

     Citibank, N.A. currently manages the assets of Large Cap Value Portfolio and Foreign Bond Portfolio and provides administrative services to the Portfolios pursuant to separate Management Agreements with Asset Allocation Portfolios, each dated May 9, 1997. Subject to the terms of each Management Agreement, Citibank is responsible for the investment management of the Portfolios and, subject to the review and approval of the Portfolios' Board of Trustees, selects appropriate subadvisers to make the investment selections with respect to the Portfolios consistent with the guidelines and directions set by Citibank and the Board of Trustees. Citibank then reviews each subadviser's continued performance.


     Miller Anderson & Sherrerd, LLP served as subadviser for Large Cap Value Portfolio from the Portfolio's inception through January 21, 1999. Since January 22, 1999, SSBC Fund Management Inc. (SSBC), an affiliate of Citibank, has managed the assets of Large Cap Value Portfolio that were previously managed by Miller Anderson.

     Pacific Investment Management Company (PIMCO) served as subadviser for Foreign Bond Portfolio from the Portfolio's inception through February 26, 1999. Since March 1, 1999, Salomon Brothers Asset Management Limited (SBAM), also an affiliate of Citibank, has managed the assets of Foreign Bond Portfolio that were previously managed by PIMCO.

     SSBC, a Delaware corporation, maintains its principal office at 388 Greenwich Street, New York, New York 10013. SSBC currently manages the large cap value securities of Large Cap Value Portfolio on an interim basis, with approval of the Portfolio's Board of Trustees. Approval of investors in the Portfolio is necessary for SSBC to continue to serve as subadviser. If the Portfolio's investors approve SSBC's Sub-Management Agreement, SSBC will continue to be responsible for the daily management of the large cap value securities of Large Cap Value Portfolio.


     SBAM, a limited liability private company formed and domiciled in England and Wales, maintains its principal office at Victoria Plaza, 111 Buckingham Palace Road, London, England. SBAM is a U.S. registered investment adviser. SBAM currently manages the foreign government securities of Foreign Bond Portfolio on an interim basis, with approval of the Portfolio's Board of Trustees. Approval of investors in the Portfolio is necessary for SBAM to continue to serve as subadviser. If the Portfolio's investors approve SBAM's Sub-Management Agreement, SBAM will continue to be responsible for the daily management of the foreign government securities of Foreign Bond Portfolio.

     The Board of Trustees of Large Cap Value Portfolio and Foreign Bond Portfolio terminated the Portfolios' Sub-Management Agreements with Miller Anderson and PIMCO upon Citibank's recommendations. These recommendations were based on Citibank's evaluation of the services provided by these subadvisers, as well as the availability of appropriate asset management capabilities and resources in its affiliates, SSBC and SBAM.


     In accordance with the requirements of the Investment Company Act of 1940, each Sub-Management Agreement must be approved by the investors in the Portfolio to which it relates.

                         THE SUB-MANAGEMENT AGREEMENTS


     If the Sub-Management Agreement with SSBC is approved by the required holders of beneficial interests in Large Cap Value Portfolio, SSBC will continue to serve as subadviser to Large Cap Value Portfolio. If the Sub-Management Agreement with SBAM is approved by the required holders of beneficial interests in Foreign Bond Portfolio, SBAM will continue to serve as subadviser to Foreign Bond Portfolio. Each Sub-Management Agreement, if approved by the "vote of a majority of the outstanding voting securities" of the applicable Portfolio, will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Each Sub-Management Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the applicable Portfolio or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by Citibank. Each Sub-Management Agreement may also be terminated by the applicable subadviser upon 90 days' advance written notice to Citibank. Each Sub-Management Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     Under each Sub-Management Agreement, SSBC or SBAM, as the case may be, will furnish continuing portfolio management services with respect to the large cap value or foreign government securities of Large Cap Value Portfolio or Foreign Bond Portfolio, as applicable, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the then current Registration Statement under the 1940 Act with respect to the applicable Portfolio. Each subadviser will also provide Citibank with such investment advice and reports and data as are requested by Citibank.


     Each Sub-Management Agreement provides that the subadviser will be responsible for the following:

          (i) providing Citibank with such investment advice and supervision as Citibank may from time to time consider necessary for the proper supervision of such portion of the Portfolio's assets as Citibank may designate from time to time;

          (ii) furnishing continuously an investment program and determining from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by Citibank to the subadviser will be held uninvested, subject always to the restrictions of the Portfolio's Declaration of Trust, dated as of December 14, 1995, and By-laws, as each may be amended and restated from time to time, the provisions of the 1940 Act and the then-current Registration Statement with respect to the Portfolio, and subject, further, to the applicable subadviser notifying Citibank in advance of its intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by Citibank;

          (iii) making recommendations to Citibank as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised; and

          (iv) taking, on behalf of the Portfolio, all actions which the subadviser deems necessary to implement the investment policies of the Portfolio, and in particular placing all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the subadviser is authorized as agent to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio.

     The subadvisers are not liable for any error of judgment or mistake of law or for any loss suffered by Large Cap Value Portfolio or Foreign Bond Portfolio, as the case may be, in connection with the matters to which the applicable Sub-Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their obligations and duties, or by reason of reckless disregard of their obligations and duties under the applicable Agreement.


     Holders of beneficial interests should refer to Exhibits A and B attached hereto for the complete terms of the Sub-Management Agreements with SSBC and SBAM, respectively. The description of each Sub-Management Agreement set forth herein is qualified in its entirety by the provisions of the Sub-Management Agreements as set forth in such Exhibits.


                           INVESTMENT ADVISORY FEES


     Under the SSBC Sub-Management Agreement, Large Cap Value Portfolio pays SSBC for its services on the basis of the following annual fee schedule:

                               SSBC FEE SCHEDULE
                        0.65% on the first $10 million;
                        0.50% on the next $10 million;
                        0.40% on the next $10 million; and
                        0.30% on remaining assets.

     Fees are accrued daily and payable monthly and are at the annual rates specified above of the aggregate assets of Large Cap Value Portfolio allocated to SSBC. At certain asset levels, fees under the SSBC Sub-Management Agreement will be higher than those that would have been payable to Miller Anderson; however, Large Cap Value Portfolio's management fees will remain the same. To the extent that SSBC's fees are higher than those that would have been payable to Miller Anderson, the fees payable to Citibank under its Management Agreement with Large Cap Value Portfolio will go down by the same amount. As a result, holders of beneficial interests will not be affected by the increase.


     The fees payable under the Miller Anderson Sub-Management Agreement were accrued daily and payable monthly and were equal to the percentages specified below of the aggregate assets of the Portfolio allocated to Miller Anderson:

                  FEES PREVIOUSLY PAYABLE TO MILLER ANDERSON
                       0.625% on the first $25 million;
                       0.375% on the next $75 million;
                    0.250% on the next $400 million; and

                 0.200% on assets in excess of $500 million.


     During Large Cap Value Portfolio's fiscal year ended October 31, 1998, Miller Anderson received $511,370 in advisory fees from the Portfolio. Had the proposed fees under the SSBC Sub-Management Agreement been in effect during this period, Miller Anderson would have received $454,077 in advisory fees from the Portfolio, or 88.73% of the fees that Miller Anderson actually received during this period.


     Under the SBAM Sub-Management Agreement, Foreign Bond Portfolio pays SBAM for its services on the basis of the following annual fee schedule:

                               SBAM FEE SCHEDULE
                       0.30% on the first $200 million;
                      0.25% on assets over $200 million.

     Fees are accrued daily and payable monthly and are at the annual rates specified above of the aggregate assets of Foreign Bond Portfolio allocated to SBAM. Fees under the SBAM Sub-Management Agreement will be lower than those that would have been payable to PIMCO; however, Foreign Bond Portfolio's management fees paid by holders of beneficial interests will remain the same. To the extent that SBAM's fees are lower than those that would have been payable to PIMCO, Citibank's management fee will increase by the same amount. As a result, holders of beneficial interests will not be affected by the decrease.

     The fees payable under the PIMCO Sub-Management Agreement were accrued daily and payable monthly and were equal to the percentages specified below of the aggregate assets of the Portfolio allocated to PIMCO:

                       FEES PREVIOUSLY PAYABLE TO PIMCO
                       0.35% on the first $200 million;
                          0.30% on remaining assets.

     During Foreign Bond Portfolio's fiscal year ended October 31, 1998, PIMCO received $900,099 in advisory fees from the Portfolio. Had the proposed fees under the SBAM Sub-Management Agreement been in effect during this period, PIMCO would have received $766,749 in advisory fees from the Portfolio, or 85.18% of the fees that PIMCO actually received during this period.


                INFORMATION REGARDING SSBC FUND MANAGEMENT INC.

     The following information regarding SSBC has been provided by SSBC.

     SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumers and corporate managers to numerous investment companies having aggregate assets as of the date of this Proxy Statement in excess of $290 billion. Citigroup's principal business address is 153 East 53rd Street, New York, New York 10043.

     Frances A. Root manages the large cap value securities of Large Cap Value Portfolio allocated to SSBC. Ms. Root is a Managing Director of SSBC and a Senior Equity Portfolio Manager. She joined Smith Barney Capital Management in

1992 as a Vice President and Equity Portfolio Manager and in 1994 became a Managing Director of SSBC and a Senior Equity Portfolio Manager. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years; and prior to that, with E.F. Hutton & Company, Inc. She is a Chartered Financial Analyst and a member of The New York Society of Security Analysts. Ms. Root holds a BA degree from Sweet Briar College.

     The following table sets forth certain information concerning the principal executive officers and directors of SSBC. The address of each of the following persons is 388 Greenwich Street, New York, New York 10013.

                  NAME                    PRINCIPAL OCCUPATION

Heath B. McLendon................. Chairman,President and Chief Executive
                                     Officer of SSBC; Managing Director of
                                     Salomon Smith Barney and Chairman,
                                     President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney

Lewis E. Daidone.................. Director and Senior Vice President of SSBC;
                                     Managing Director of Salomon Smith Barney and Senior Vice President and Treasurer of fifty-eight investment companies sponsored by Salomon Smith Barney

A. George Saks.................... Director of SSBC and Executive Vice
                                     President of Salomon Smith Barney

Michael J. Day.................... Treasurer of SSBC and Managing Director of
                                     Salomon Smith Barney

Christina T. Sydor................ General Counsel and Secretary of SSBC;
                                     Managing Director of Salomon Smith Barney and Secretary of the fifty-eight investment companies sponsored by Salomon Smith Barney


     The following table indicates the size of each investment company advised by SSBC with an investment objective that is similar to the objective for Large Cap Value Portfolio and the advisory fee rates of these investment companies.

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                                                               ANNUAL
                                   NET ASSETS ON           MANAGEMENT FEE
                                 DECEMBER 31, 1998            PERCENT OF
        FUND                      (IN THOUSANDS)          AVERAGE NET ASSETS
-------------------------------------------------------------------------------
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OPEN-END FUND
-------------------------------------------------------------------------------
Smith Barney Funds, Inc.           $1,227,783           0.60% to $500 million;
 Large Cap Value Fund                                0.55% next $500 million;
                                                        0.50% after $1 billion.
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

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VARIABLE ANNUITY FUNDS
-------------------------------------------------------------------------------
Smith Barney Variable                 $13,779                    0.60%
 Account Funds
 Income and Growth
 Portfolio


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Travelers Series Fund, Inc.          $464,936                    0.65%
 Smith Barney Large Cap
 Value Portfolio
-------------------------------------------------------------------------------


        INFORMATION REGARDING SALOMON BROTHERS ASSET MANAGEMENT LIMITED

      The following information regarding SBAM has been provided by SBAM.

     SBAM is a limited liability private company formed and domiciled in England and Wales. It is a wholly owned subsidiary of Salomon Brothers Europe Limited, Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB. Salomon Brothers Europe Limited is owned by two wholly owned subsidiaries of Salomon Brothers Holding Company Inc (388 Greenwich Street, New York, New York 10013), Salomon (International) Finance AG (Schipfe 2, P.O. Box 4406, Zurich, Switzerland) and Salomon International Limited (Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB). Salomon Brothers Holding Company Inc is wholly owned by Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. Citigroup's businesses are described above.


     David J. Scott is the portfolio manager. Mr. Scott is a Managing Director, Portfolio Manager and Investment Policy Committee Member of SBAM. Mr. Scott joined SBAM in April 1994 as Director and Head of Global Fixed Income responsible for their global bond products and has been a Portfolio Manager for SBAM and Salomon Brothers Asset Management Inc since that time. Prior to joining SBAM, Mr. Scott worked for four years at JP Morgan Investment Management where he had responsibility for global and non-dollar portfolios; and prior to that, for Mercury Asset Management. Mr. Scott is a Fellow of the Institute of Actuaries. He received a B.Sc. in Mathematics and Economics from Nottingham University.


     The following table sets forth certain information concerning the principal executive officers and directors of SBAM. The address of each of the following persons is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

               NAME                          PRINCIPAL OCCUPATION

Vilas V. Gadkari.......................  Managing Director and Chief
                                          Investment Officer of SBAM; Managing
                                          Director of Salomon Brothers Asset
                                          Management Inc; Managing Director of
                                          Salomon Smith Barney Inc; and
                                          Managing Director Salomon Brothers
                                          International Limited

David J. Scott.........................  Director of SBAM

David J. Griffiths.....................  Economist and Portfolio Manager of
                                          SBAM

Karolos Haggipavlou....................  Portfolio Manager of SBAM

     The following table indicates the size of each investment company advised by SBAM with an investment objective that is similar to the objective for Foreign Bond Portfolio and the advisory fee rates of these investment companies.


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                                                              ANNUAL
                                                          MANAGEMENT FEE
                                NET ASSETS ON               PERCENT OF
        FUND                  DECEMBER 31, 1998          AVERAGE NET ASSETS
-------------------------------------------------------------------------------
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OPEN-END FUNDS
-------------------------------------------------------------------------------


Salomon Brothers Global         $45,046,911          0.375% to $50 million;
Bond Series of the JNL                               0.35% next $100 million;
Series Trust                                         0.30% next $350 million;
                                                     0.25% over $500 million.


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Salomon Brothers                $117,747,606                   0.75%
Investment Series -
Strategic Bond Fund

-------------------------------------------------------------------------------
Strategic Bond Opportunity      $95,200,414          0.35% to $50 million;
Series of the American                               0.30% next $150 million;
Growth Series                                        0.25% next $300 million;
                                                     0.10% over $500 million.

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Strategic Bond Trust for        $441,725,216         0.35% to $50 million;
the NASL Series                                      0.30% next $150 million;
                                                     0.25% next $300 million;
                                                     0.20% over $500 million.

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Strategic Income Fund of        $79,754,865          0.35% to $50 million;
the North American Funds                             0.30% next $150 million;
Series                                               0.25% next $300 million;
                                                     0.20% over $500 million.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
VARIABLE ANNUITY FUND
-------------------------------------------------------------------------------
Salomon Brothers Variable       $10,390,056                    0.75%
Series Fund

-------------------------------------------------------------------------------


                    THE EVALUATION BY THE BOARD OF TRUSTEES

     At meetings held on February 4 and 5, 1999 the Trustees of Large Cap Value Portfolio and Foreign Bond Portfolio considered information with respect to whether each proposed Sub-Management Agreement was in the best interests of the Portfolios and their respective investors. The Board of Trustees considered, among other factors, representations by each subadviser regarding the nature and quality of services provided or to be provided by the subadviser, and information regarding fees, expense ratios and performance. In evaluating each subadviser's ability to provide services to the Portfolios, the Trustees considered information as to the subadviser's business organization, financial resources and personnel. The Board of Trustees also considered the conflicts of interest inherent in Citibank's recommendation that its affiliates be hired as subadvisers.

     The Board of Trustees also considered that under circumstances in which best price and execution may be obtained from more than one broker or dealer, each subadviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the subadviser. Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolios and subadvisers, each subadviser has advised that such information is, in its opinion, only supplementary to the subadviser's own research activities and the information must still be analyzed, weighed and reviewed by the subadviser. It was noted that such information may be useful to the subadvisers in providing services to clients other than the Portfolios. Conversely, it was noted that information provided to the subadvisers by brokers and dealers through whom other clients of the subadvisers effect securities transactions may be useful to the subadvisers in providing services to these Portfolios.

     Based upon their review, the Board of Trustees of Large Cap Value Portfolio and Foreign Bond Portfolio concluded that each of the Sub-Management Agreements is reasonable, fair and in the best interests of each of the Portfolios and their respective investors, and that the fees provided in each of the Sub-Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Board of Trustees of the Portfolios, including all of the Independent Trustees, unanimously approved each of the Sub-Management Agreements and voted to recommend their approval by the investors in Large Cap Value Portfolio and Foreign Bond Portfolio.


                                 VOTE REQUIRED

     Approval of each Sub-Management Agreement will require the approval of "a majority of the outstanding voting securities" of Large Cap Value Portfolio or Foreign Bond Portfolio, as applicable, present in person or represented by proxy at a meeting of the investors in that Portfolio. A "majority of the outstanding voting securities" requires approval by the holders of 67% or more of the issuer's voting securities which are present at the meeting if the holders of more than 50% of such securities are present in person or by proxy, or more than 50% of the issuer's voting securities, whichever is less.

     In the event that a Sub-Management Agreement does not receive the requisite approval, Citibank would (a) manage all of the assets of the applicable Portfolio itself, (b) negotiate a new investment subadvisory agreement with a different advisory organization, or (c) make other appropriate arrangements, in the case of alternative (b) or (c), subject to approval in accordance with the 1940 Act.


     THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN LARGE CAP VALUE PORTFOLIO VOTE FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH SSBC AND THAT THE HOLDERS OF BENEFICIAL INTERESTS IN FOREIGN BOND PORTFOLIO VOTE FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH SBAM.

     ITEM 3.   TO VOTE ON THE TRANSFER BY INTERMEDIATE INCOME PORTFOLIO OF
               ALL ITS ASSETS TO U.S. FIXED INCOME PORTFOLIO IN EXCHANGE FOR AN INTEREST IN U.S. FIXED INCOME PORTFOLIO, FOLLOWED BY THE DISSOLUTION OF INTERMEDIATE INCOME PORTFOLIO.

     Only investors in Intermediate Income Portfolio are being asked to vote on
Item 3.


     It is intended that proxies submitted by holders of beneficial interests in Intermediate Income Portfolio not limited to the contrary will be voted in favor of the Portfolio transferring all of its assets to U.S. Fixed Income Portfolio, a mutual fund with a similar investment objective, in exchange for an interest in U.S. Fixed Income Portfolio, followed by the dissolution of Intermediate Income Portfolio. U.S. Fixed Income Portfolio invests in a broader range of investment grade securities, including a broader range of mortgage-backed securities, than does Intermediate Income Portfolio. When interest rates go down, investments in mortgage-backed securities may be adversely affected by prepayment of mortgages. When interest rates go up, mortgages may experience lower rates of prepayment, which lengthens the expected maturity of a mortgage-backed security.


     Intermediate Income Portfolio's Declaration of Trust currently requires that investors in that Portfolio approve sales, transfers or exchanges of all or substantially all of the assets of the Portfolio, including the transfer of the Portfolio's assets to U.S. Fixed Income Portfolio.

     In the event that the proposal in Item 3 does not receive the requisite investor approval, the Trustees will consider possible alternatives, which might include resubmission of the proposal for approval by holders of beneficial interests in Intermediate Income Portfolio.

                                 VOTE REQUIRED

     Approval of the transfer of assets of Intermediate Income Portfolio will require the approval of "a majority interests vote" of Intermediate Income Portfolio present or represented by proxy at a meeting of the investors in that Portfolio. "A majority interests vote" requires approval by the holders of 67% or more of the Portfolio's beneficial interests which are present or represented at the meeting if the holders of more than 50% of such interests are present or represented by proxy, or more than 50% of the Portfolio's beneficial interests, whichever is less.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN INTERMEDIATE INCOME PORTFOLIO VOTE FOR APPRoVAL OF THE TRANSFER OF ASSETS OF INTERMEDIATE INCOME PORTFOLIO TO U.S. FIXED INCOME PORTFOLIO.

     ITEM 4. TO VOTE ON THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH PORTFOLIO.

     It is intended that proxies cast by each Portfolio's holders of beneficial interests not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of that Portfolio who are not "interested persons" (as that term is defined in the 1940 Act) of the Portfolio, of PricewaterhouseCoopers LLP under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of that Portfolio required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Portfolio ending October 31, 1999. PricewaterhouseCoopers LLP has no direct or material indirect interest in any Portfolio.

     PricewaterhouseCoopers LLP (formerly known as "Price Waterhouse") has served as each Portfolio's independent certified public accountants since their commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


     Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.


                                 VOTE REQUIRED

     Approval of this proposal with respect to a Portfolio will require approval by the holders of a majority of the outstanding beneficial interests in that Portfolio which are present at the Meeting in person or by proxy.

     THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC AcCOUNTANTS FOR THAT PORTFOLIO.

     ITEM 5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF HOLDERS OF BENEFICIAL INTERESTS AND ANY ADJOURNMENTS THEREOF.

     The management of the Portfolios knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                         INTERESTS OF CERTAIN PERSONS

     As of the Record Date, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding interests in any of the Portfolios or shares of any of the funds investing in the Portfolios.


     As of the Record Date, to the best knowledge of the Portfolios, the following entities beneficially owned the outstanding beneficial interests in the Portfolios:


----------------------------------------------------------------------------------------------------------------
                                 LARGE CAP VALUE            INTERMEDIATE INCOME            FOREIGN BOND
                                    PORTFOLIO                    PORTFOLIO                   PORTFOLIO
----------------------------------------------------------------------------------------------------------------
NAME OF BENEFICIAL          Beneficial    Percentage     Beneficial    Percentage    Beneficial    Percentage
      OWNER                 Ownership      Interest      Ownership      Interest     Ownership      Interest
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
CitiSelect(R)Folio 200     $12,633,596      11.33%      $47,494,734      25.67%     $38,139,387      16.76%

----------------------------------------------------------------------------------------------------------------
CitiSelect Ltd Folio
200                         $5,800,075       5.20%      $19,919,917      10.77%     $16,027,202      7.04%

----------------------------------------------------------------------------------------------------------------
CitiSelect(R)Folio 300     $31,502,601      28.25%      $78,814,648      42.60%     $63,563,244     27.93%

----------------------------------------------------------------------------------------------------------------
CitiSelect Ltd Folio
300                         $7,430,075       6.66%      $18,712,882     10.11%      $14,845,938      6.52%
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
CitiSelect(R)Folio 400     $35,321,001      31.68%      $18,289,211      9.88%      $72,614,691     31.90%
----------------------------------------------------------------------------------------------------------------
CitiSelect Ltd Folio
 400                        $3,501,434       3.14%       $1,788,521      0.97%      $7,040,996      3.09%

----------------------------------------------------------------------------------------------------------------
CitiSelect(R)Folio 500     $14,172,204      12.71%       N/A             N/A       $14,108,299      6.20%

----------------------------------------------------------------------------------------------------------------
CitiSelect Ltd Folio
 500                        $1,141,526       1.02%       N/A             N/A        $1,268,640      0.56%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------




     The address of each of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 is 21 Milk Street, Boston Massachusetts 02109. The address of each of CitiSelect Ltd Folio 200, CitiSelect Ltd Folio 300, CitiSelect Ltd Folio 400 and CitiSelect Ltd Folio 500, is c/o Maples and Calder, P.O. Box 309, Ugland House, George Town, Grand Cayman, Cayman Islands, BWI.


                            ADDITIONAL INFORMATION

     Each Portfolio is a series of Asset Allocation Portfolios (known as the "Trust"), a diversified, open-end registered investment company organized as a New York trust under a Declaration of Trust dated as of December 14, 1995. The Portfolios were designated as separate series of the Trust on August 8, 1997. The mailing address of the Trust is Elizabethan Square, George Town, Grand Cayman, BWI.


     The cost of soliciting proxies in the accompanying form, which is expected to be about $25,000, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Portfolios without compensation therefor.

     The Portfolios' placement agent is CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109. State Street Bank and Trust Company acts as custodian for each Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. State Street Cayman Trust Company, Ltd. provides transfer agency services to each Portfolio. The principal business address of State Street Cayman Trust Company, Ltd. is P.O. Box 2508 GT, Grand Cayman, BWI. Citibank provides administrative services to the Portfolios pursuant to Management Agreements.


                        SUBMISSION OF CERTAIN PROPOSALS

     The Trust is a trust formed under the laws of the State of New York, and as such is not required to hold annual meetings of holders of beneficial interests, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Proposals of holders of beneficial interests to be presented at any subsequent meeting of holders of beneficial interests must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

     YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.


                            By Order of the Board of Trustees,

                            Philip W. Coolidge, President



March 26, 1999

                                                                      EXHIBIT A

                           SUB-MANAGEMENT AGREEMENT

                          ASSET ALLOCATION PORTFOLIOS

                           Large Cap Value Portfolio


     SUB-MANAGEMENT AGREEMENT, dated January 22, 1999, by and between Asset Allocation Portfolios (the "Trust"), and Mutual Management Corp., a Delaware corporation (the "Subadviser").*


                                  WITNESSETH:

     WHEREAS, Citibank, N.A. (the "Adviser") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as Large Cap Value Portfolio (the "Portfolio"), and

     WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

     WHEREAS, the Adviser has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Portfolio, and the Subadviser is willing to provide such investment advisory services for the Portfolio on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolio for the compensation provided by this Agreement.

     2. Duties of the Subadviser. The Subadviser shall provide the Portfolio and the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper management of such portion of the Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time

--------

     *As of February 23, 1999 Mutual Management Corp. changed its name to SSBC Fund Management Inc.

to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

     3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

     4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Portfolio an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser:

                        0.65% on the first $10 million;
                        0.50% on the next $10 million;
                      0.40% on the next $10 million; and
                          0.30% on remaining assets.

     If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

     5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to the Subadviser and its directors and officers.

     6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers, partners and employees of the Subadviser as well as the Subadviser itself. The Adviser is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

     7. Activities of the Subadviser. The services of the Subadviser to the Portfolio are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolio. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, partners, employees, or otherwise and that directors, officers, partners and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

     8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until January 22, 2001, on which date it will terminate unless its continuance after January 22, 2001 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

     This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment."

     This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

     The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

     9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act or any rules or regulations of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

ASSET ALLOCATION PORTFOLIOS                MUTUAL MANAGEMENT
on behalf of Large Cap Value Portfolio     CORP.

By:                                        By:

Title:                                     Title:

The foregoing is acknowledged:

Citibank, N.A.

By:

Title:

                                                                      EXHIBIT B

                           SUB-MANAGEMENT AGREEMENT

                          ASSET ALLOCATION PORTFOLIOS

                            Foreign Bond Portfolio

     SUB-MANAGEMENT AGREEMENT, dated March 1, 1999, by and between Asset Allocation Portfolios (the "Trust"), and Salomon Brothers Asset Management Limited, a British limited liability private corporation (the "Subadviser").

                              W I T N E S S E T H:

     WHEREAS, Citibank, N.A. (the "Adviser") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as Foreign Bond Portfolio (the "Portfolio"), and

     WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

     WHEREAS, the Adviser has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Portfolio, and the Subadviser is willing to provide such investment advisory services for the Portfolio on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolio for the compensation provided by this Agreement.

     2. Duties of the Subadviser. The Subadviser shall provide the Portfolio and the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper management of such portion of the Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

     3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions;

insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

     4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Portfolio an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser:

                       0.30% on the first $200 million;
                      0.25% on assets over $200 million

     If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

     5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to the Subadviser and its directors and officers.

     6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers, partners and employees of the Subadviser as well as the Subadviser itself. The Adviser is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

     7. Activities of the Subadviser. The services of the Subadviser to the Portfolio are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolio. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, partners, employees, or otherwise and that directors, officers, partners and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

     8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until March 1, 2001, on which date it will terminate unless its continuance after March 1, 2001 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

     This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment."

     This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

     The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

     9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act or any rules or regulations of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

ASSET ALLOCATION PORTFOLIOS                  SALOMON BROTHERS ASSET
on behalf of Foreign Bond Portfolio          MANAGEMENT LIMITED

By:                                          By:

Title:                                       Title:

The foregoing is acknowledged:

Citibank, N.A.

By:

Title:

PROXY CARD                                                       PROXY CARD

                          LARGE CAP VALUE PORTFOLIO,
                         INTERMEDIATE INCOME PORTFOLIO
                          AND FOREIGN BOND PORTFOLIO

                         A PROXY FOR A SPECIAL MEETING
          OF HOLDERS OF BENEFICIAL INTERESTS TO BE HELD APRIL 9, 1999


     The undersigned, revoking all Proxies heretofore given, hereby appoints each of Susan Jakuboski and Christine A. Drapeau, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all beneficial interests in Large Cap Value Portfolio, Intermediate Income Portfolio and Foreign Bond Portfolio which the undersigned is entitled to vote at the Special Meeting of Holders of Beneficial Interests in the Portfolios to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 4:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:


PROXY SOLICITED ON BEHALF OF THE PORTFOLIOS' BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1. A Sub-Management Agreement between SSBC Fund Management Inc. (formerly known as Mutual Management Corp.) and Asset Allocation Portfolios, with respect to Large Cap Value Portfolio.


      The undersigned votes its beneficial interests in Large Cap Value Portfolio, if any:

      ______FOR                    ______AGAINST                 ______ABSTAIN


2. A Sub-Management Agreement between Salomon Brothers Asset Management Limited and Asset Allocation Portfolios, with respect to Foreign Bond Portfolio.

      The undersigned votes its beneficial interests in Foreign Bond Portfolio, if any:

      ______FOR                    ______AGAINST                 ______ABSTAIN


3. The transfer by Intermediate Income Portfolio of all of its assets to U.S. Fixed Income Portfolio in exchange for an interest in U.S. Fixed Income Portfolio, followed by the dissolution of Intermediate Income Portfolio.

      The undersigned votes its beneficial interests in Intermediate Income Portfolio, if any:

      ______FOR                    ______AGAINST                 ______ABSTAIN


4. The selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Portfolio.

      The undersigned votes its beneficial interests in Large Cap Value Portfolio, if any:

      ______FOR                    ______AGAINST                 ______ABSTAIN

      The undersigned votes its beneficial interests in Intermediate Income Portfolio, if any:

      ______FOR                    ______AGAINST                 ______ABSTAIN

      The undersigned votes its beneficial interests in Foreign Bond Portfolio, if any:

      ______FOR                    ______AGAINST                 ______ABSTAIN

THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:______________


                                   ____________________________________
                                   Signature

                                   ____________________________________
                                   Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YoUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.